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Exhibit 8.1

Significant Subsidiaries as of the End of the Year Covered by this Annual Report

Name and registered office		Parent Company	Indirect %	Direct %
	1. Consolidated Subsidiaries of Deutsche Telekom AG
1.	"T-Online.at" Internet Service GmbH, Wien	1.223.	100.00%
2.	Accumio Finance Services GmbH, Mannheim	1.167.	100.00%
3.	Atrada Trading Network AG, Nürnberg	1.223.	100.00%
4.	ATRADA TRADING NETWORK FRANCE SARL, Paris	1.222.	100.00%
5.	AutoOnline BV, Schiphol	1.12.	50.99%
6.	AutoScout24 AG, Flamatt	1.12.	30.00%
6.	AutoScout24 AG, Flamatt	1.176.	70.00%
7.	AutoScout24 AS GmbH, Wien	1.12.	100.00%
8.	AutoScout24 Belgium S.A., Brüssel	1.12.	90.00%
9.	AutoScout24 Deutschland GmbH, München	1.12.	100.00%
10.	AutoScout24 Espana S.A., Madrid	1.12.	90.00%
11.	AutoScout24 France SAS, Trappes	1.12.	99.90%
12.	AutoScout24 GmbH, München	1.171.	92.41%
13.	AutoScout24 Italia S.p.A., Padua	1.12.	100.00%
14.	AutoScout24 Scandinavia A.B., Stockholm	1.12.	100.00%
15.	Axelero Internet Rt., Budapest	1.81.	100.00%
16.	BCN Communications, LLC, Bellevue	1.29.	100.00%
17.	BCN Rendszerház Kft., Budapest	1.81.	100.00%
18.	BERCOS Gesellschaft für Kommunikationstechniken mbH, Bonn	1.44.	100.00%
19.	Balatel Telekommunikációs Szolgáltató Rt. i.L., Siofok	1.53.	96.63%
20.	CAP Customer Advantage Program GmbH, Köln			51.00%
21.	CARDNET Rt., Budapest	1.81.	72.00%
22.	CIVS IV License Sub I, LLC, Bellevue	1.29.	100.00%
23.	CMobil B.V., Amsterdam	1.194.	92.14%
24.	COM Computer Handels- und Werbegesellschaft mbH, München	1.244.	100.00%
25.	Combridge S.R.L., Sfântu Gheorghe	1.274.	100.00%
26.	Compargo Kft., Budapest	1.17.	80.00%
27.	Congster GmbH, Darmstadt	1.223.	100.00%
28.	Cook Inlet/VS GSM IV PCS Holdings, LLC, Bellevue	1.297.	100.00%
29.	Cook Inlet/VS GSM IV PCS, LLC, Bellevue	1.28.	100.00%
30.	Cook Inlet/VS GSM V PCS Holdings, LLC, Bellevue	1.297.	100.00%
31.	Cook Inlet/VS GSM V PCS, LLC, Bellevue	1.30.	100.00%
32.	Cook Inlet/VS GSM VI PCS Holdings, LLC, Bellevue	1.297.	100.00%
33.	Cook Inlet/VS GSM VI PCS, LLC, Bellevue	1.32.	100.00%
34.	D&E/Omnipoint Wireless Joint Venture, L.P., Lancaster	1.293.	100.00%
35.	DFMG Deutsche Funkturm GmbH, Münster	1.192.	16.67%
35.	DFMG Deutsche Funkturm GmbH, Münster	1.36.	83.33%
36.	DFMG Holding GmbH, Bonn			100.00%
37.	DT-Satelliten-Holding GmbH, Bonn			100.00%
38.	DeTe Immobilien, Deutsche Telekom Immobilien und Service GmbH, Münster			100.00%
39.	DeTeAssekuranz—Deutsche Telekom Assekuranz-Vermittlungsgesellschaft mbH, Monheim			100.00%
40.	DeTeFleetServices GmbH, Bonn			100.00%
41.	DeTeMedien, Deutsche Telekom Medien GmbH, Frankfurt/Main			100.00%
42.	Detecon (Schweiz) AG, Zürich	1.44.	100.00%
43.	Detecon Consulting España S.A., Madrid	1.44.	99.9996%
43.	Detecon Consulting España S.A., Madrid	1.18.	0.0004%

44.	Detecon International GmbH, Bonn	1.244.	100.00%
45.	Detecon, Inc., Reston, VA	1.44.	100.00%
46.	Deutsche Telekom BK-Holding GmbH, Bonn			100.00%
47.	Deutsche Telekom CardService GmbH, Nürnberg			100.00%
48.	Deutsche Telekom Holding B.V., Amsterdam			100.00%
49.	Deutsche Telekom International Finance B.V., Amsterdam			100.00%
50.	Deutsche Telekom Network Projects & Services GmbH, Bonn			100.00%
51.	Deutsche Telekom Training GmbH, Bonn			100.00%
52.	EWV Holding Company, Inc., Bellevue	1.156.	100.00%
53.	Egertel Telefon Rt., Eger	1.81.	100.00%
54.	Eliska Wireless Ventures I, Inc., Bellevue	1.52.	100.00%
55.	Eliska Wireless Ventures License Subsidiary I, LLC, Bellevue	1.54.	100.00%
56.	Elso Pesti Telefontársaság Rt., Budapest	1.81.	97.20%
57.	Emitel Távközlési Rt., Szeged	1.81.	99.9997%
57.	Emitel Távközlési Rt., Szeged	1.53.	0.0003%
58.	Erste DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster			100.00%
59.	EuroTel Bratislava, a.s., Bratislava	1.179.	100.00%
60.	FinanceScout24 AG, Hamburg	1.171.	100.00%
61.	FriendScout24 GmbH, München	1.171.	100.00%
62.	GMG Generalmietgesellschaft mbH, Münster			100.00%
63.	GSH Global Satelliten-Beteiligungs Holding GmbH, Bonn			100.00%
64.	GTE Wireless Cincinnati, LLC, Bellevue	1.279.	100.00%
65.	Gabriele 17 Vermögensverwaltung GmbH, Frankfurt/Main	1.81.	100.00%
66.	HOLDCO Sp.z o. o., Warschau	1.220.	100.00%
67.	HT — Hrvatske telekomunikacije d.d., Zagreb			51.00%
68.	I.T.E.N.O.S. International Telecom Network Operation Services GmbH, Bonn	1.50.	100.00%
69.	ID Bremen GmbH, Bremen	1.244.	49.90%
70.	ImmoScout24 AG, Flamatt	1.176.	99.40%
71.	Infonet Network Services Deutschland GmbH, Frankfurt am Main	1.244.	82.00%
72.	Infovan (Pty) Limited, Midrand	1.259.	100.00%
73.	Integris Rendszerház Kft., Györ	1.81.	100.00%
74.	Interactive Media CCSP GmbH, Darmstadt	1.223.	100.00%
75.	Investel Magyar Távközlési Befektetési Rt., Budapest	1.81.	62.28%
75.	Investel Magyar Távközlési Befektetési Rt., Budapest	1.53.	37.72%
76.	JEGRA Grundstücksgesellschaft mbH & Co. KG, Eschborn			94.50%
77.	JS24 Holding AG, Baar	1.171.	100.00%
78.	JobScout24 GmbH, Coburg	1.79.	100.00%
79.	JobScout24 International Holding AG, Baar	1.171.	100.00%
80.	KIS-ASTRASAT Kft., Budapest	1.81.	65.00%
80.	KIS-ASTRASAT Kft., Budapest	1.75.	25.00%
81.	Magyar TávközlésiRészvénytársaság (Matáv), Budapest	1.82.	59.49%
82.	MagyarCom Holding GmbH, Bonn			100.00%
83.	Makedonski Telekominikacii A.D., Skopje	1.185.	51.00%
84.	Marketline Rt., Budapest	1.15.	65.30%
85.	MatávkábelTV Kft., Budapest	1.81.	16.39%
85.	MatávkábelTV Kft., Budapest	1.75.	83.61%
86.	Mindentudás Egyeteme KHT, Budapest	1.81.	40.00%
86.	Mindentudás Egyeteme KHT, Budapest	1.15.	20.00%
87.	Mobimak A.D., Skopje	1.83.	100.00%
88.	Noah Telekommunikationsdienste GmbH, Bonn			100.00%
89.	Novatel EOOD, Sofia	1.274.	100.00%
90.	OPCS Philadelphia Holdings, LLC, Bellevue	1.287.	100.00%
91.	OPCS THREE LLC, Bellevue	1.101.	100.00%

92.	OPCS TWO, LLC, Bellevue	1.117.	100.00%
93.	OPCS, LLC, Bellevue	1.117.	100.00%
94.	ORBIT Gesellschaft für Applikations- und Informationssysteme GmbH, Bonn	1.44.	80.00%
95.	Omnipoint Albany-Schenectady-Glen Falls E License, LLC, Bellevue	1.131.	100.00%
96.	Omnipoint Atlantic City License, LLC, Bellevue	1.104.	100.00%
97.	Omnipoint Boston Area DE License, LLC, Bellevue	1.122.	100.00%
98.	Omnipoint Boston D License, LLC, Bellevue	1.122.	100.00%
99.	Omnipoint Buffalo Area DE License, LLC, Bellevue	1.131.	100.00%
100.	Omnipoint Buffalo-Olean D License, LLC, Bellevue	1.131.	100.00%
101.	Omnipoint CF Holdings, Inc., Bellevue	1.116.	100.00%
102.	Omnipoint Capital Holdings, LLC, Bellevue	1.302.	75.00%
102.	Omnipoint Capital Holdings, LLC, Bellevue	1.118.	25.00%
103.	Omnipoint Communications Cap Operations, LLC, Bellevue	1.102.	100.00%
104.	Omnipoint Communications Enterprises, L.P., Bellevue	1.287.	99.00%
104.	Omnipoint Communications Enterprises, L.P., Bellevue	1.90.	1.00%
105.	Omnipoint Communications, Inc., Bellevue	1.132.	100.00%
106.	Omnipoint Corporation, Bellevue	1.218.	100.00%
107.	Omnipoint DC Area DE License, LLC, Bellevue	1.302.	1.00%
107.	Omnipoint DC Area DE License, LLC, Bellevue	1.92.	99.00%
108.	Omnipoint DC License Holdings, LLC, Bellevue	1.92.	100.00%
109.	Omnipoint DC-Salisbury D License, LLC, Bellevue	1.302.	1.00%
109.	Omnipoint DC-Salisbury D License, LLC, Bellevue	1.92.	99.00%
110.	Omnipoint Data Company, Inc., Bellevue	1.116.	100.00%
111.	Omnipoint Dover License, LLC, Bellevue	1.104.	100.00%
112.	Omnipoint Facilities Network I, LLC, Bellevue	1.105.	100.00%
113.	Omnipoint Facilities Spectrum 1, LLC, Bellevue	1.131.	100.00%
114.	Omnipoint Facilities Spectrum 2, LLC, Bellevue	1.131.	100.00%
115.	Omnipoint Finance Holding, LLC., Bellevue	1.106.	100.00%
116.	Omnipoint Finance LLC, Bellevue	1.115.	100.00%
117.	Omnipoint Holdings II, LLC, Bellevue	1.119.	100.00%
118.	Omnipoint Holdings III, LLC, Bellevue	1.302.	1.00%
118.	Omnipoint Holdings III, LLC, Bellevue	1.92.	99.00%
119.	Omnipoint Holdings, Inc., Bellevue	1.116.	100.00%
120.	Omnipoint Investment, LLC, Bellevue	1.140.	100.00%
121.	Omnipoint Little Rock-El Dorado E License, LLC, Bellevue	1.131.	100.00%
122.	Omnipoint MB Holdings, LLC, Bellevue	1.92.	100.00%
123.	Omnipoint MI/Indiana Area DE License, LLC, Bellevue	1.127.	100.00%
124.	Omnipoint MI/Indiana-Findlay D License, LLC, Bellevue	1.127.	100.00%
125.	Omnipoint MI/Indiana-Lima D License, LLC, Bellevue	1.127.	100.00%
126.	Omnipoint Miami E License, LLC, Bellevue	1.122.	100.00%
127.	Omnipoint Midwest Holdings, LLC, Bellevue	1.92.	100.00%
128.	Omnipoint NY MTA License, LLC, Bellevue	1.105.	100.00%
129.	Omnipoint New England DE License, LLC, Bellevue	1.131.	100.00%
130.	Omnipoint New York D License, LLC, Bellevue	1.131.	100.00%
131.	Omnipoint PCS Entrepreneurs TWO, LLC, Bellevue	1.92.	100.00%
132.	Omnipoint PCS, Inc., Bellevue	1.116.	100.00%
133.	Omnipoint PFAS, LLC, Bellevue	1.117.	100.00%
134.	Omnipoint Petoskey D License, LLC, Bellevue	1.131.	100.00%
135.	Omnipoint Philadelphia License, LLC, Bellevue	1.104.	100.00%
136.	Omnipoint Philadelphia-E. Lancaster E License, LLC, Bellevue	1.34.	100.00%
137.	Omnipoint Salina-E. Hutchison E License, LLC, Bellevue	1.131.	100.00%
138.	Omnipoint St. Louis Area DE License, LLC, Bellevue	1.131.	100.00%
139.	Omnipoint Venture Partners II, LLC, Bellevue	1.92.	100.00%
140.	Omnipoint Venture Partners, LLC, Bellevue	1.93.	100.00%

141.	OnPay Limited, London	1.202.	100.00%
142.	One 2 One Personal Communications Ltd., London	1.186.	100.00%
143.	One2One Limited, Borehamwood	1.209.	100.00%
144.	PCS Wireless Systems Purchasing Corporation, Bellevue	1.273.	100.00%
145.	Polpager Sp.z o.o., Warschau	1.66.	100.00%
146.	Powertel Atlanta Licenses, Inc., Bellevue	1.157.	100.00%
147.	Powertel Birmingham Licenses, Inc., Bellevue	1.158.	100.00%
148.	Powertel Birmingham Towers, LLC, Bellevue	1.156.	100.00%
149.	Powertel Jacksonville Licenses, Inc., Bellevue	1.159.	100.00%
150.	Powertel Kentucky Licenses, Inc., Bellevue	1.160.	100.00%
151.	Powertel Knoxville Licenses, Inc., Bellevue	1.157.	100.00%
152.	Powertel Memphis Licenses, Inc., Bellevue	1.161.	100.00%
153.	Powertel Memphis Towers, LLC, Bellevue	1.156.	100.00%
154.	Powertel Nashville Licenses, Inc., Bellevue	1.161.	100.00%
155.	Powertel PCS, Inc., Bellevue	1.156.	100.00%
156.	Powertel, Inc., Bellevue	1.218.	100.00%
157.	Powertel/Atlanta, Inc, Bellevue	1.155.	100.00%
158.	Powertel/Birmingham, Inc., Bellevue	1.155.	100.00%
159.	Powertel/Jacksonville, Inc., Bellevue	1.155.	100.00%
160.	Powertel/Kentucky, Inc., Bellevue	1.155.	100.00%
161.	Powertel/Memphis, Inc., Bellevue	1.155.	100.00%
162.	ProMoKom Rt., Budapest	1.81.	0.47%
162.	ProMoKom Rt., Budapest	1.205.	99.53%
163.	Qingdao DETECON Consulting Co. Ltd., Peking	1.44.	100.00%
164.	RK Tower, s.r.o., Bratislava	1.179.	100.00%
165.	RK Transmission, s.r.o., Bratislava	1.179.	100.00%
166.	Residenzpost GmbH & Co. Liegenschafts KG, Eschborn			100.00%
167.	SAF Forderungsmanagement GmbH, Heidelberg			100.00%
168.	SCOUT Business Services GmbH, München	1.172.	100.00%
169.	SCS Personalberatung GmbH, Hamburg	1.244.	100.00%
170.	SafeCom Rt., Budapest	1.17.	95.00%
170.	SafeCom Rt., Budapest	1.327.	5.00%
171.	Scout24 AG, Baar	1.173.	100.00%
172.	Scout24 GmbH, München	1.173.	100.00%
173.	Scout24 Holding GmbH, München	1.223.	100.00%
174.	Scout24 International Management AG, Baar	1.171.	100.00%
175.	Scout24 S.L., Madrid	1.171.	100.00%
176.	Scout24 Schweiz AG, Baar	1.171.	50.10%
177.	Scout24 Verwaltungs- und Beteiligungsgesellschaft mbH, München	1.79.	100.00%
178.	Sireo Real Estate Asset Management GmbH, Heusenstamm			51.00%
179.	Slovak Telecom, a.s., Bratislava			51.00%
180.	Slovak Wireless Finance Company B.V., Amsterdam	1.59.	100.00%
181.	Software Daten Service Gesellschaft m.b.H., Wien	1.244.	100.00%
182.	Soleri S.A., Lyon	1.244.	100.00%
183.	SolvenTec GmbH (Atypisch stille Beteiligung), Hannover			100.00%
184.	SolvenTec GmbH, Hannover			100.00%
185.	Stonebridge Communication A.D., Skopje	1.81.	100.00%
186.	T-Mobile (UK) Limited, Hertfordshire	1.208.	50.00%
186.	T-Mobile (UK) Limited, Hertfordshire	1.211.	50.00%
187.	T-Mobile (UK) Pension Trustee Limited, Borehamwood	1.186.	100.00%
188.	T-Mobile — Mobile Consumer Services Limited, London	1.202.	100.00%
189.	T-Mobile Austria GmbH, Wien	1.194.	100.00%
190.	T-Mobile Billing & Service GmbH, Wien	1.194.	100.00%
191.	T-Mobile Czech Republic a.s., Prag	1.23.	60.77%
192.	T-Mobile Deutschland GmbH, Bonn	1.197.	100.00%

193.	T-Mobile Global Holding GmbH, Bonn	1.197.	100.00%
194.	T-Mobile Global Holding Nr. 2 GmbH, Bonn	1.197.	100.00%
195.	T-Mobile Holdings Limited, Hertfordshire	1.193.	100.00%
196.	T-Mobile Hrvatska d.o.o., Zagreb	1.67.	100.00%
197.	T-Mobile International AG & Co. KG, Bonn	1.200.	100.00%
197.	T-Mobile International AG & Co. KG, Bonn	1.198.	0.00000003%
198.	T-Mobile International AG, Bonn	1.200.	100.00%
199.	T-Mobile International Austria GmbH, Wien	1.189.	100.00%
200.	T-Mobile International Holding GmbH, Bonn			100.00%
201.	T-Mobile International Limited, London	1.186.	100.00%
202.	T-Mobile International UK Ltd., London	1.197.	100.00%
203.	T-Mobile Klantenservice B.V., Amsterdam	1.206.	100.00%
204.	T-Mobile Ltd., Borehamwood	1.195.	100.00%
205.	T-Mobile Magyarország TávközlésiRészvénytársaság, Budapest	1.81.	99.999%
205.	T-Mobile Magyarország TávközlésiRészvénytársaság, Budapest	1.53.	0.001%
206.	T-Mobile Netherlands B.V., Den Haag	1.207.	100.00%
207.	T-Mobile Netherlands Holding B.V., Den Haag	1.193.	100.00%
208.	T-Mobile No. 1 Limited, Hertfordshire	1.195.	100.00%
209.	T-Mobile No. 2 Limited, Borehamwood	1.195.	100.00%
210.	T-Mobile No. 4 Limited, Borehamwood	1.195.	100.00%
211.	T-Mobile No. 5 Limited, Borehamwood	1.195.	100.00%
212.	T-Mobile Online Limited, London	1.202.	100.00%
213.	T-Mobile PV/SS PCS, LLC, Bellevue	1.218.	100.00%
214.	T-Mobile Poland Holding Nr. 1 B.V., Eindhoven	1.197.	100.00%
215.	T-Mobile Retail Limited, Slough	1.186.	100.00%
216.	T-Mobile Retail Netherlands B.V., Den Haag	1.206.	100.00%
217.	T-Mobile Traffic GmbH, Bonn	1.197.	100.00%
218.	T-Mobile USA, Inc., Bellevue	1.193.	100.00%
219.	T-Mobile United Kingdom Ltd., Borehamwood	1.195.	100.00%
220.	T-Mobile Worldwide Holding GmbH, Bonn	1.197.	100.00%
221.	T-Motion Ltd., London	1.202.	100.00%
222.	T-ONLINE FRANCE SAS., Paris	1.223.	100.00%
223.	T-Online International AG, Darmstadt			73.93%
224.	T-Online Travel GmbH, Darmstadt	1.223.	75.10%
225.	T-Online Venture Fund GmbH&Co. KG, Bonn	1.223.	99.00%
225.	T-Online Venture Fund GmbH&Co. KG, Bonn	2.70.	1.00%
226.	T-Online.ch AG, Zürich	1.223.	100.00%
227.	T-Punkt Vertriebsgesellschaft mbH, Bonn			100.00%
228.	T-Systems Ambra, S.L., Barcelona	1.242.	100.00%
229.	T-Systems Austria GesmbH, Wien	1.244.	100.00%
230.	T-Systems Belgium NV, Zaventem	1.250.	0.65%
230.	T-Systems Belgium NV, Zaventem	1.244.	99.35%
231.	T-Systems Canada, Inc., Toronto	1.251.	100.00%
232.	T-Systems Czech s.r.o., Prag	1.244.	100.00%
233.	T-Systems DDM GmbH, Stuttgart	1.244.	100.00%
234.	T-Systems DSS GmbH & Co KG, Wien	1.229.	100.00%
235.	T-Systems Danmark A/S, Hillerod	1.244.	100.00%
236.	T-Systems EYTC, S.A., Bilbao	1.238.	100.00%
237.	T-Systems Eltec Seguridad, S.A., Barcelona	1.238.	100.00%
238.	T-Systems Eltec, S.A., Barcelona	1.242.	100.00%
239.	T-Systems France SAS, Paris	1.244.	100.00%
240.	T-Systems GEI GmbH, Aachen	1.244.	100.00%
241.	T-Systems Hungary Kft., Budapest	1.244.	51.00%
241.	T-Systems Hungary Kft., Budapest	1.81.	49.00%
242.	T-Systems ITC Services Espana, S.A., Barcelona	1.244.	100.00%

243.	T-Systems ITS France S.A.S., Lyon	1.244.	100.00%
244.	T-Systems International GmbH, Frankfurt am Main			100.00%
245.	T-Systems Italia S.p.A., Assago (MI) Milanofiori	1.244.	100.00%
246.	T-Systems Japan K.K., Tokio	1.244.	100.00%
247.	T-Systems Limited, Milton Keynes	1.244.	100.00%
248.	T-Systems Luxembourg S.A., Luxembourg	1.250.	0.40%
248.	T-Systems Luxembourg S.A., Luxembourg	1.230.	99.60%
249.	T-Systems Multimedia Solutions GmbH, Dresden	1.244.	100.00%
250.	T-Systems Nederland B.V., Vianen (Utrecht)	1.244.	100.00%
251.	T-Systems North America, Inc., Wilmington, DW	1.244.	100.00%
252.	T-Systems Polska Sp. z o.o., Breslau	1.244.	100.00%
253.	T-Systems PragoNet, a.s., Prag	1.244.	100.00%
254.	T-Systems SFH GmbH, Düsseldorf	1.244.	100.00%
255.	T-Systems Schweiz AG, Münchenbuchsee	1.244.	100.00%
256.	T-Systems Singapore Pte. Ltd., Singapore	1.244.	100.00%
257.	T-Systems Solutions (Pty) Limited, Midrand	1.259.	100.00%
258.	T-Systems Solutions for Research GmbH, Weßling	1.244.	74.90%
259.	T-Systems South Africa (Pty) Limited, Midrand	1.244.	74.90%
260.	T-Systems Spring Italia S.r.l., Rom	1.244.	100.00%
261.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	1.262.	99.99998%
261.	T-Systems Telecomunicacoes e Servicos Ltda., Sao Paulo	2.56.	0.00002%
262.	T-Systems do Brasil Ltda., Sao Paulo	2.56.	0.01%
262.	T-Systems do Brasil Ltda., Sao Paulo	1.244.	99.99%
263.	T-Venture Holding GmbH, Bonn			100.00%
264.	TMO CA/NV Holdings, LLC, Bellevue	1.105.	100.00%
265.	Tele-Data Távközlési Adatfeldolgozó ésHirdetésszervezö Kft., Budaõrs	1.81.	50.99%
266.	Telemacedónia A.D., Skopje	1.81.	100.00%
267.	Terravista.pt—Servicios Multimedia, S.A., Lissabon	1.329.	100.00%
268.	TopjobsScout24 Schweiz AG, Urdorf	1.77.	100.00%
269.	TruckScout24 GmbH, München	1.12.	60.00%
270.	Távmunka Koordinacios Közhasznu Társaság i.L., Budapest	1.53.	67.00%
271.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn			5.00%
271.	VIOLA Kabelgesellschaft (Deutschland) mbH, Bonn	1.46.	95.00%
272.	VS Delaware LLC, Bellevue	1.273.	100.00%
273.	VS Washington Corporation, Bellevue	1.303.	100.00%
274.	Viabridge Telecommunications Holding Limited, Valletta	1.81.	99.96%
274.	Viabridge Telecommunications Holding Limited, Valletta	1.53.	0.04%
275.	Vidanet Rt., Budapest	1.81.	67.50%
275.	Vidanet Rt., Budapest	1.75.	22.50%
276.	Vivento Technical Services GmbH & Co. KG, Bonn			100.00%
277.	VoiceStream Central Communications, Inc., Bellevue	1.303.	100.00%
278.	VoiceStream Central Operating Company, Inc., Bellevue	1.277.	100.00%
279.	VoiceStream Columbus, Inc., Bellevue	1.278.	100.00%
280.	VoiceStream GSM Control, LLC, Bellevue	1.218.	100.00%
281.	VoiceStream GSM I Holding Company LLC, Bellevue	1.285.	100.00%
282.	VoiceStream GSM I Holdings, LLC, Bellevue	1.297.	49.90%
282.	VoiceStream GSM I Holdings, LLC, Bellevue	1.280.	50.10%
283.	VoiceStream GSM I License Company, LLC, Bellevue	1.284.	100.00%
284.	VoiceStream GSM I Operating Company, LLC, Bellevue	1.281.	100.00%
285.	VoiceStream GSM I, LLC, Bellevue	1.282.	100.00%
286.	VoiceStream GSM II Holdings, LLC, Bellevue	1.218.	50.10%
286.	VoiceStream GSM II Holdings, LLC, Bellevue	1.120.	49.90%
287.	VoiceStream GSM II, LLC, Bellevue	1.286.	100.00%
288.	VoiceStream GSM III Holdings, LLC, Bellevue	1.120.	49.90%
288.	VoiceStream GSM III Holdings, LLC, Bellevue	1.218.	50.10%

289.	VoiceStream GSM III, LLC, Bellevue	1.288.	100.00%
290.	VoiceStream Houston, Inc., Bellevue	1.278.	100.00%
291.	VoiceStream Kansas City, Inc., Bellevue	1.278.	100.00%
292.	VoiceStream Minneapolis, Inc., Bellevue	1.278.	100.00%
293.	VoiceStream PA I, LLC, Bellevue	1.289.	100.00%
294.	VoiceStream PA II, LLC, Bellevue	1.289.	100.00%
295.	VoiceStream PA III, LLC, Bellevue	1.289.	100.00%
296.	VoiceStream PCS BTA Corporation, Bellevue	1.273.	100.00%
297.	VoiceStream PCS BTA I Corporation, Bellevue	1.296.	100.00%
298.	VoiceStream PCS BTA I License Corporation, Bellevue	1.297.	100.00%
299.	VoiceStream PCS BTA I Subsidiary I Corporation, Bellevue	1.297.	100.00%
300.	VoiceStream PCS BTA I Subsidiary II Corporation, Bellevue	1.297.	100.00%
301.	VoiceStream PCS BTA I Subsidiary III Corporation, Bellevue	1.297.	100.00%
302.	VoiceStream PCS BTA II LLC, Bellevue	1.296.	100.00%
303.	VoiceStream PCS Holding, LLC, Bellevue	1.218.	100.00%
304.	VoiceStream PCS I Iowa Corporation, Bellevue	1.296.	100.00%
305.	VoiceStream PCS I LLC, Bellevue	1.273.	100.00%
306.	VoiceStream PCS I License LLC, Bellevue	1.305.	100.00%
307.	VoiceStream PCS II Corporation, Bellevue	1.273.	100.00%
308.	VoiceStream PCS II License Corporation, Bellevue	1.307.	100.00%
309.	VoiceStream PCS III Corporation, Bellevue	1.273.	100.00%
310.	VoiceStream PCS III License Corporation, Bellevue	1.309.	100.00%
311.	VoiceStream PCS LMDS Corporation, Bellevue	1.296.	100.00%
312.	VoiceStream PV/SS General Partner, L.P., Bellevue	1.313.	100.00%
313.	VoiceStream PV/SS PCS Holdings, L.P., Bellevue	1.297.	49.90%
313.	VoiceStream PV/SS PCS Holdings, L.P., Bellevue	1.213.	50.10%
314.	VoiceStream PV/SS PCS Partners L.P., Bellevue	1.218.	100.00%
315.	VoiceStream PV/SS PCS, L.P., Bellevue	1.313.	99.00%
315.	VoiceStream PV/SS PCS, L.P., Bellevue	1.312.	1.00%
316.	VoiceStream Pittsburgh General Partner, Inc., Bellevue	1.278.	100.00%
317.	VoiceStream Pittsburgh, L.P, Bellevue	1.278.	46.00%
317.	VoiceStream Pittsburgh, L.P, Bellevue	1.316.	54.00%
318.	VoiceStream Puerto Rico Subsidiary 1, LLC, Bellevue	1.218.	100.00%
319.	VoiceStream Puerto Rico Subsidiary 2, LLC, Bellevue	1.318.	100.00%
320.	VoiceStream Puerto Rico Subsidiary 3, LLC, Bellevue	1.218.	100.00%
321.	VoiceStream Puerto Rico Subsidiary 4, LLC, Bellevue	1.218.	100.00%
322.	VoiceStream Puerto Rico Subsidiary 5, LLC, Bellevue	1.218.	100.00%
323.	VoiceStream SMR Corporation, Bellevue	1.296.	100.00%
324.	VoiceStream Subsidiary IV Corporation, Bellevue	1.303.	100.00%
325.	VoiceStream Subsidiary V Corporation, Bellevue	1.303.	100.00%
326.	VoiceStream Tampa/Orlando, Inc., Bellevue	1.278.	100.00%
327.	X-byte Kft., Budapest	1.17.	99.00%
327.	X-byte Kft., Budapest	1.170.	1.00%
328.	XL AG, München	1.171.	100.00%
329.	YACOM INTERNET FACTORY, S.A.U., Madrid	1.223.	100.00%
330.	Yacom Travel Markets, S.L., Madrid	1.329.	100.00%
331.	Yacom Travel, S.L., Madrid	1.329.	100.00%
332.	Zeta Telekommunikationsdienste GmbH, Berlin	1.197.	51.00%
333.	Zweite DFMG Deutsche Funkturm Vermögens-GmbH & Co. KG, Münster	1.192.	100.00%
334.	Daybyday media GmbH, Hamburg	1.223.	100.00%
335.	T-info GmbH, München	1.41.	100.00%
336.	Vivento customer services GmbH & Co. KG, Bonn			100.00%
337.	ÓBUDA TELEVIZIÓ Kft. i.L., Budapest	1.85.	67.00%
337.	ÓBUDA TELEVIZIÓ Kft. i.L., Budapest	1.75.	33.00%

Name and registered office		Parent Company	Indirect %	Direct %
	2. Unconsolidated subsidiaries pursuant to Section 296 para 2 HGB
1.	3.T-Venture Beteiligungsgesellschaft mbH (3. TVB), Bonn	2.48.	100.00%
2.	Aesop Telekommunikationsdienste GmbH, Bonn			100.00%
3.	Atrada Trading Network Limited, London	1.3.	100.00%
4.	AutoScout24 d.o.o., Zagreb	1.12.	75.00%
5.	Autodom AG, Unterenstringen	1.176.	25.00%
6.	Bonn-Innova Verwaltungsgesellschaft mbH, Bonn	1.263.	100.00%
7.	CETEL B.V., Amsterdam			100.00%
8.	Carmen Telekommunikationsdienste GmbH, Bonn			100.00%
9.	Compendo GmbH, Nürnberg	1.3.	100.00%
10.	Consultancy by Technicus Corporation (i.L.), Cebu City			100.00%
11.	DDG Gesellschaft für Verkehrsdaten mbH, Bonn	1.217.	100.00%
12.	DeTeAsia Holding GmbH, Bonn			100.00%
13.	Detecon Asia-Pacific Ltd., Bangkok	1.44.	99.99%
14.	Detecon Consulting Austria GmbH, Wien	1.229.	100.00%
15.	Detecon Vezetési Tanácsadó Kft., Budapest	1.44.	100.00%
16.	Deutsche TELEKOM Asia Pte Ltd, Singapur			100.00%
17.	Deutsche TELEKOM Ltd., London			100.00%
18.	Deutsche TELEKOM S.A.S., Paris			100.00%
19.	Deutsche TELEKOM gAG, Moskau			100.00%
20.	Deutsche Telekom Berkom Gesellschaft für Forschung und Entwicklung von Anwendungen in der Telekommunikation mbH, Berlin			100.00%
21.	Deutsche Telekom España, S.L., Madrid			100.00%
22.	Deutsche Telekom K.K., Tokio			100.00%
23.	Deutsche Telekom, Inc., New York, NY			100.00%
24.	Eutelis Consult GmbH, Ratingen	1.44.	60.00%
25.	Fal Dete Telecommunications S.A.L., Furn El Chebbak	1.44.	51.00%
26.	Global TIMES Ventures Administration GmbH (GTV), Bonn	1.263.	100.00%
27.	Global TIMES Ventures Asia Pte Ltd. i.L., Singapore	2.26.	100.00%
28.	Global TIMES Ventures GmbH&Co. KG, Bonn	1.263.	60.00%
29.	Hessen Digital Radio GmbH, Frankfurt am Main	1.244.	75.00%
30.	Horaz Telekommunikationsdienste GmbH, Bonn			100.00%
31.	IBS Internet Business Solutions GmbH i. L., Stuttgart	1.244.	100.00%
32.	ImmoCom Verwaltungs GmbH, Eschborn	1.62.	100.00%
33.	JobScout GmbH i. L., Wien	1.79.	100.00%
34.	Kabelsko distributivni sustav d.d., Cakovec	1.67.	100.00%
35.	MAGYARCOM SZOLGÁLTATÓ KOMMUNIKÁCIÓS Kft., Budapest			100.00%
36.	MMBG Multimedia Betriebs Geschäftsführungs-GmbH i.L., Bonn	2.37.	100.00%
37.	MMBG Multimedia Betriebs GmbH & Co. KG i.L., Bonn			95.00%
37.	MMBG Multimedia Betriebs GmbH & Co. KG i.L., Bonn	2.86.	5.00%
38.	NAB Nordamerika Beteiligungs Holding GmbH, Bonn			100.00%
39.	Norma Telekommunikationsdienste GmbH, Bonn			100.00%
40.	Ovid Telekommunikationsdienste GmbH, Bonn			100.00%
41.	PASM Power and Air Condition Solution Management Beteiligungs GmbH, Bonn	1.38.	100.00%
42.	PASM Power and Air Condition Solution Management GmbH & Co. KG, München			100.00%
43.	Seneca Telekommunikationsdienste GmbH, Bonn			100.00%
44.	Service 2000 Computerdienstleistungs GmbH, Frankfurt am Main	1.244.	100.00%
45.	ServiceFactory AG i.L., Stuttgart	1.263.	53.13%
46.	Seven`s GbR Düsseldorf, Düsseldorf	1.62.	60.00%
47.	T-Com Venture Fund GmbH & Co. KG, Bonn			98.02%
47.	T-Com Venture Fund GmbH & Co. KG, Bonn	2.70.	1.98%

48.	T-Corporate Venture Fund GmbH & Co. KG, Bonn			99.00%
48.	T-Corporate Venture Fund GmbH & Co. KG, Bonn	2.70.	1.00%
49.	T-Mobile Global Holding Nr. 3 GmbH, Bonn	1.197.	100.00%
50.	T-Mobile Global Holding Nr. 4 GmbH, Bonn	1.197.	100.00%
51.	T-Mobile Global Holding Nr. 5 GmbH, Bonn	1.197.	100.00%
52.	T-Mobile Newco 1 GmbH, Bonn	1.197.	100.00%
53.	T-Mobile Newco 2 GmbH, Bonn	1.197.	100.00%
54.	T-Mobile Venture Fund GmbH&Co. KG, Bonn	1.197.	99.00%
54.	T-Mobile Venture Fund GmbH&Co. KG, Bonn	2.70.	1.00%
55.	T-Online Portal — GmbH, Darmstadt	1.223.	100.00%
56.	T-Systems Beteiligungsverwaltungsgesellschaft mbH, Frankfurt am Main	1.244.	100.00%
57.	T-Systems Bilisim Teknolojileri Anonim Sirketi, Istanbul	2.56.	0.0000003%
57.	T-Systems Bilisim Teknolojileri Anonim Sirketi, Istanbul	1.244.	100.00%
58.	T-Systems CIS, Moskau	1.244.	100.00%
59.	T-Systems China Limited, Hongkong	1.244.	99.999996%
59.	T-Systems China Limited, Hongkong	1.256.	0.000004%
60.	T-Systems Computer Holdings (Pty) Limited, Midrand	1.259.	98.00%
61.	T-Systems DSS GmbH, Wien	1.229.	100.00%
62.	T-Systems Dataware Kft., Budapest	1.241.	100.00%
63.	T-Systems ITC Philippines, Inc., Metro Manila	1.244.	99.99%
64.	T-Systems ITS Austria GmbH, Wien	1.244.	100.00%
65.	T-Systems India Private Limited, Pune	2.56.	0.00001%
65.	T-Systems India Private Limited, Pune	1.244.	99.99999%
66.	T-Systems RIC Kutatási Kft., Budapest	1.81.	20.00%
66.	T-Systems RIC Kutatási Kft., Budapest	1.241.	80.00%
67.	T-Systems Saar GmbH i. L., Leinfelden-Echterdingen	1.244.	100.00%
68.	T-Systems Venture Fund GmbH & Co. KG, Bonn	1.244.	99.00%
68.	T-Systems Venture Fund GmbH & Co. KG, Bonn	2.70.	1.00%
69.	T-Systems Zeda GmbH & Co. KG, Wuppertal	1.244.	100.00%
70.	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn	1.263.	99.60%
70.	T-Venture Telekom Funds Beteiligungs-GmbH, Bonn	1.197.	0.40%
71.	T-Venture of America, Inc., San Mateo, CA	1.263.	100.00%
72.	TAMBURO Telekommunikationsdienste GmbH, Bonn			100.00%
73.	TIMPANO Telekommunikationsdienste GmbH, Bonn			100.00%
74.	Tacitus Telekommunikationsdienste GmbH, Bonn			100.00%
75.	Technicus Consultancy Sdn. Bhd. (i.L.), Kuala Lumpur			100.00%
76.	Telit Rt, Budapest	1.81.	100.00%
77.	Top Jobs on the net Ltd. i. L., Warrington	2.87.	100.00%
78.	Traviata Telekommunikationsdienste GmbH, Bonn			100.00%
79.	Vergil Telekommunikationsdienste GmbH, Bonn			100.00%
80.	Vivento Technical Services Beteiligungs-GmbH, Bonn			100.00%
81.	W2001 Blue GmbH & Co. KG, Eschborn			100.00%
82.	W2001 Blue Potsdam GmbH & Co. KG, Eschborn	1.62.	100.00%
83.	WestEK Westdeutsche Einkaufskoordination GmbH, Düsseldorf			100.00%
84.	Yaonline Proveedor de Servicios de Internet, S.L., Madrid	1.329.	100.00%
85.	ZEDA GmbH, Wuppertal	1.244.	100.00%
86.	ZODIAC Telekommunikationsdienste GmbH, Bonn			100.00%
87.	Topjobs.net plc. i.L., Warrington	1.171.	100.00%
88.	Vivento customer services Beteiligungs-GmbH, Bonn			100.00%

Name and registered office		Parent Company	Indirect %	Direct %
	3. Associated companies included at equity
1.	Absline Multimedia, S.L., Madrid	1.329.	47.50%
2.	Bild.T-Online.de AG & Co. KG, Berlin	1.223.	37.00%
3.	Bild.T-Online.de Verwaltungs AG, Berlin	1.223.	37.00%
4.	Budakalász KTV Kft., Budakalàsz	1.85.	25.00%
5.	CTDI Nethouse Services GmbH, Malsch (Kreis Karlsruhe)			49.00%
6.	Cook Inlet/VS GSM VII PCS L.L.C., Bellevue	1.297.	49.90%
7.	CoreMedia AG, Hamburg	1.225.	27.53%
8.	DETECON AL SAUDIA Co. Ltd., Riyadh	1.44.	46.50%
9.	Danet GmbH, Weiterstadt			30.00%
10.	DeASat S.A., Luxemburg	1.88.	26.97%
11.	ERONET-Pokretne komunikacije d.o.o., Mostar	1.67.	49.00%
12.	Fomento Musical, S.L., Barcelona	1.329.	50.00%
13.	Fókusz Online Rt., Budapest	1.15.	50.00%
14.	GSM Facilities, LLC, Bellevue	1.112.	35.17%
15.	Gamigo AG, Rheine	1.225.	38.18%
16.	HTW Medienhandel Holding GmbH, München	1.225.	30.02%
17.	Hrvatska posta d.o.o., Mostar	1.67.	30.29%
18.	Hrvatske telekomunikacije d.o.o., Mostar	1.67.	30.29%
19.	Hunsat Magyar Urtávközlési KoordinációsEgyesülés, Budapest	1.81.	50.00%
20.	IKO-MATÁV Média Holding Részvénytársaság, Budapest	1.81.	50.00%
21.	Immobilien Scout GmbH, Berlin	1.171.	33.11%
22.	Iowa Wireless Holding Company, Bellevue	1.304.	38.00%
23.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warschau	1.192.	22.50%
23.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warschau	1.214.	22.50%
23.	PTC, Polska Telefonia Cyfrowa Sp.z o.o., Warschau	1.145.	4.00%
24.	RANN B.V., Den Haag	1.206.	50.00%
25.	Store Alcala 76, S.L., Madrid	1.329.	50.00%
26.	Toll Collect GbR, Berlin			45.00%
27.	Toll Collect GmbH, Berlin			45.00%
28.	Wireless Alliance, LLC, Bellevue	1.292.	30.00%
29.	Buecher.de GmbH & Co. KG, Augsburg	1.223.	25.00%
30.	Buecher.de Verwaltungs GmbH, Augsburg	1.223.	25.00%
31.	Comdirect bank Aktiengesellschaft, Quickborn	1.223.	21.35%
32.	digame.de GmbH, Köln			49.00%
	4. Non-included associated companies
1.	AirIT International GmbH, Frankfurt am Main	1.244.	50.00%
2.	Arbeitsgemeinschaft Wärmelieferung und Anlagencontracting Koblenzer Schulen GbR, Koblenz	1.38.	50.00%
3.	Atypisch stille Beteiligung am Deutschen Adreßbuchverlag für Wirtschaft und Verkehr GmbH,Roßdorf	1.41.	28.30%
4.	Bayern Digital Radio GmbH, München	1.244.	45.00%
5.	CT-Beteiligungsverwaltungsgesellschaft mbH i.L., Bonn	1.263.	50.00%
6.	Callahan Nordrhein-Westfalen GmbH, Bonn	1.46.	45.00%
7.	DIGITAL RADIO WEST GmbH, Köln	1.244.	45.00%
8.	DRN Digital Radio Nord GmbH, Hamburg	1.244.	47.00%
9.	DSPecialists Gesellschaft für innovative Signalverarbeitung mbH i. L., Berlin	1.263.	48.58%
10.	DT-FT Italian Holding GmbH i.L., Bonn			50.00%
11.	Das Telefonbuch Servicegesellschaft mbH, Frankfurt am Main	1.41.	25.10%
12.	Das Örtliche Service- und Marketinggesellschaft mbH, Essen	1.41.	25.10%
13.	Deutscher Adreßbuchverlag für Wirtschaft und Verkehr GmbH (DAV), Roßdorf	1.41.	25.10%

14.	Dial—The Israeli Co. for International Communications Services Ltd., Tel Aviv			22.82%
15.	Digital Radio Saar GmbH, Saarbrücken	1.244.	45.00%
16.	Digital Radio Südwest GmbH, Stuttgart	1.244.	45.00%
17.	Electrocycling Anlagen GmbH, Goslar			25.00%
18.	Electrocycling GmbH, Goslar			25.50%
19.	Gelbe Seiten Marketing Gesellschaft mbH, Hamburg	1.41.	25.10%
20.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	1.244.	20.00%
20.	HWW-Höchstleistungsrechner für Wissenschaft und Wirtschaft Betriebsgesellschaft mbH, Stuttgart	1.258.	20.00%
21.	IT Immobilienbeteiligungsgesellschaft mbH, Bonn	1.44.	3.00%
21.	IT Immobilienbeteiligungsgesellschaft mbH, Bonn	1.38.	47.00%
22.	IVISTAR Kommunikationssysteme AG, Berlin	1.263.	23.59%
23.	Konstanz.de Internet GmbH & Co. KG i.L., Konstanz			25.00%
24.	Konstanz.de Internet Verwaltungs GmbH i.L., Konstanz			25.00%
25.	PrimaCom Osnabrück Beteiligungs-GmbH, Osnabrück			24.00%
26.	S.Punkt Gesellschaft für Software mbH i.L., Aachen	1.263.	48.97%
27.	Skyon AG i. L., Offenburg	1.263.	34.55%
28.	TN Transport-Network GmbH i. L., Abstatt	1.12.	30.00%
29.	TVG Telefon- und Verzeichnisverlag GmbH & Co. KG, Frankfurt/Main	1.41.	25.10%
30.	Tele-Auskunft Online GmbH, Frankfurt am Main	1.41.	25.32%
31.	Telesens KSCL AG i.L., Köln	1.263.	24.09%
32.	E-fellows.net GmbH & Co. KG, München			33.33%
33.	E-fellows.net Verwaltungs-GmbH, München			33.33%
34.	Iesy Holdings GmbH, Darmstadt	1.46.	35.00%
	5. Other investments in related companies
1.	EURESCOM-European Institute for Research and Strategic Studies in Telecommunications GmbH, Heidelberg			10.00%
2.	Mobile TeleSystems OJSC (MTS), Moskau	1.220.	10.06%
3.	Twister Research International B.V., Amsterdam	1.263.	10.08%
4.	VocalTec Communications Ltd., Herzliya			15.45%

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Significant Subsidiaries as of the End of the Year Covered by this Annual Report